Investor Presentation FIG Partners West Coast CEO Forum February 2, 2017 Jim Ford President & CEO Dave Kinross EVP CFO

Forward-Looking Statements 2 Forward-looking Statements -- Certain matters discussed constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company's current business strategy and the Company's plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest margin, and the quality of the Company's earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; and (7) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2015. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company.

Experienced Management Team 3 Executive Position Years at CVCY Years of Experience James M. Ford President & CEO 3 37 David A. Kinross EVP, Chief Financial Officer 11 27 Gary D. Quisenberry EVP Commercial & Business Banking 17 32 Lydia E. Shaw EVP Community Banking 10 32 Patrick J. Carman EVP, Chief Credit Officer 8 45

Overview 4 NASDAQ Symbol CVCY Market Capitalization $248.4 Million Institutional Ownership 40% Insider Ownership 14% Total Assets $1.4 Billion Headquarters Fresno, CA Number of Branches 22 Year Established 1980 Strategic Footprint Bakersfield to Sacramento 22 Branches in 9 Contiguous Counties As of December 31, 2016

Financial Highlights 5 2016 2015 Total Average Assets $1.32 Billion $1.22 Billion Net Income $15.18 Million $10.96 Million Diluted EPS $1.33 $1.00 Net Interest Margin 4.09% 4.01% ROA 1.15% 0.90% ROE 9.84% 8.12% Cash Dividends per share $0.24 $0.18 Total Cost of Funds 0.09% 0.09% NPAs to Total Assets 0.18% 0.19% Leverage Capital Ratio 8.75% 8.65% Common Equity Tier 1 Ratio 12.48% 13.44% Tier 1 Risk Based Capital Ratio 12.74% 13.79% Total Risk Based Capital Ratio 13.72% 15.04%

Attractive Investment Opportunity 6 As of Dec. 31, 2016 Source: NASDAQ Monthly Closing Price Data 0 5 10 15 20 25 1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 1/1/2017 P ri ce CVCY Stock Price

Growing Franchise 7 Note: Acquisition of Visalia Community Bank occurred on July 1, 2013 and Acquisition of Sierra Vista Bank occurred on October 1, 2016 800,178 853,078 986,924 1,157,483 1,222,526 1,321,007 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 2011 2012 2013 2014 2015 2016 Th o u sa n d s Average Total Assets

Net Income and NIM 8 6,477 7,520 8,250 5,294 10,964 15,182 4.63 4.21 4.09 4.11 4.01 4.09 3.70 3.80 3.90 4.00 4.10 4.20 4.30 4.40 4.50 4.60 4.70 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2011 2012 2013 2014 2015 2016 Pe rc e n t Th o u sa n d s Net Income Net Interest Margin

Steady Deposit Growth and Lowest Cost of Funds 9 677,789 719,601 848,493 1,006,560 1,065,798 1,144,231 0.39 0.23 0.15 0.11 0.09 0.09 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2011 2012 2013 2014 2015 2016 Pe rc e n t Th o u sa n d s Average Total Deposits Avg Deposits Cost of Funds

Attractive Deposit Mix 10 Non-Interest Bearing 40% Now/Savings 28% Money Market 20% TCDs 12% As of Dec. 31, 2016 Total Deposits = $1.26 Billion

Loan Totals and Yield 11 412,969 394,575 445,300 533,531 578,899 644,282 6.32 6.06 5.96 5.53 5.27 5.29 4.60 4.80 5.00 5.20 5.40 5.60 5.80 6.00 6.20 6.40 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 2011 2012 2013 2014 2015 2016 Pe rc e n t Th o u sa n d s Average Total Loans Total Loans Loan Yield

Balanced Loan Portfolio 12 Commercial & Industrial, 12% Agriculture Production & Land, 15% Owner Occupied Real Estate, 25% R/E Construction & Land, 9% Commercial Real Estate, 24% Other Real Estate, 3% Equity Loans and Lines, 9% Consumer & Installment, 3% As of Dec. 31, 2016 Excludes Deferred Loan Fees Total Loans = $755 Million

Agricultural Loan Commitments 13 Almonds 23% Table Grapes 12% Open Land 12% Walnuts 11% Wine Grapes 9% Other 8% Tomatoes 6% Raisins 5% Cherries 4% Tree Fruit 3% Cotton 3% Pistachios 1% Citrus 1% Wheat 1% Alfalfa 1% As of Dec. 31, 2016

On the Horizon 14 Organic Loan Growth Assimilate Sierra Vista Acquisition Evaluate Merger Opportunities Improve Efficiencies Fee Income Improvements Relationship Pricing & Customer Profitability Closely Monitor Water Resources

15 Investing in Relationships